                              AMENDED AND RESTATED
                           RULE 18F-3 MULTI-CLASS PLAN

I. INTRODUCTION.

     Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multi-Class Plan ("Plan") sets forth the methods for allocating fees and expenses among the classes of shares ("Shares") in the investment portfolios (the "Funds") of Columbia Funds Series Trust I (the "Trust"). Among other things, this Plan identifies expenses that may be allocated to a particular class of Shares to the extent that they are actually incurred in a different amount by the class or relate to a different kind or degree of services provided to the class. In addition, this Plan sets forth the maximum initial sales loads, contingent deferred sales charges, maximum distribution fees, maximum shareholder servicing fees, maximum shareholder administration fees, conversion features, exchange privileges, other shareholder services and transfer agency fees, if any, applicable or allocated to each class of Shares of the Trust.

     The Trust is an open-end series investment company registered under the 1940 Act, the Shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust offers multiple classes of Shares in its Funds pursuant to the provisions of Rule 18f-3 and this Plan.

     Each Fund and the classes of Shares representing interests in the Fund it issues are set forth in Schedule A hereto. Schedule A shall be updated by officers of the Trust from time to time as necessary to reflect the current classes and Funds offered by the Trust.

II. ALLOCATION OF EXPENSES.

     1. Except as otherwise set forth herein or as may from time to time be specifically approved the Trustees, all expenses of each Fund shall be allocated proportionately among the classes of such Fund pro rata based on the relative net assets of each class. Pursuant to Rule 18f-3, the Trust shall allocate to each class of Shares in a Fund any fees and expenses incurred by the Trust in connection with the distribution and/or the provision of shareholder services to holders of such class of Shares under any distribution plan, shareholder servicing plan and/or plan administration agreement (a "Distribution/Shareholder Servicing Plan").

     2. In addition, pursuant to Rule 18f-3, the Trust may allocate to a particular class of Shares the following fees and expenses, if any, but only to the extent they relate to (as defined below) the particular class of Shares:

          (i) transfer agency fees and expenses identified by the transfer agent or the officers as being fees and expenses that relate to such class of Shares (see paragraph 7 below);

          (ii) printing and postage expenses of preparing and distributing materials such as shareholder reports, prospectuses, reports and proxies to current shareholders of such class of Shares or to regulatory agencies that relate to such class of Shares;

          (iii) blue sky registration or qualification fees that relate to such class of Shares;

          (iv) Securities and Exchange Commission registration fees that relate to such class of Shares;

          (v) expenses of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of Shares;

          (vi) litigation or other legal expenses that relate to such class of Shares;

          (vii) fees of the Trustees of the Trust incurred as a result of issues that relate to such class of Shares;

          (viii) independent accountants' fees that relate to such class of Shares; and

          (ix) any other fees and expenses that relate to such class of Shares.

          Notwithstanding the foregoing, the Trust may not allocate advisory or custodial fees or other expenses related to the management of a Fund's assets to a particular class, except that the Trust may cause a class to pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract of the Fund to the different investment performance of each class.

     3. For all purposes under this Plan, fees and expenses "that relate to" a class of Shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. The officers of the Trust shall have the authority to determine, to the extent permitted by applicable law or regulation and/or U.S. Securities and Exchange Commission guidance, whether any or all of the fees and expenses described in paragraph 2 above should be allocated to a particular class of Shares. The Treasurer, any Deputy or Assistant Treasurer, or another appropriate officer of the Trust shall periodically or as frequently as requested by the Board report to the Board of Trustees regarding any such allocations.

     4. For all purposes under this Plan, "Daily Dividend Fund" means any Fund that has a policy of declaring distributions of net investment income daily, including any money market fund that determines net asset value using the amortized cost method permitted by Rule 2a-7 under the 1940 Act.

     5. Income and any expenses of Daily Dividend Funds that are not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the net assets of that class in relation to the net assets of the Fund, excluding the value of subscriptions receivable (the "Settled Shares Method").

     Realized and unrealized capital gains and losses of Daily Dividend Funds that are not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the net assets of that class in relation to the net assets of the Fund (the "Relative Net Assets Method").

     6. Income, realized and unrealized capital gains and losses, and any expenses of Funds that are not Daily Dividend Funds that are not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the Relative Net Assets Method.

     7. Transfer agency costs vary among classes, and are calculated separately for each of (i) Class Y Shares, (ii) Class R2, R3, R4 and R5 Shares, and (iii) all other classes of Shares (excluding Class I Shares).

          (i)  Class I Shares pay no transfer agency costs.

          (ii) Class A, B, C, R, R2, R3, R4, R5, T, W, Y and Z Shares pay an annual fee of $12.08 per account.

          (iii) Class A, B, C, R, R2, R3, R4, R5, T, W, Y and Z Shares pay an allocable share of reimbursable out-of-pocket expenses, with the allocation among the classes based on the number of open accounts.

          (iv) Class A, B, C, R, T, W and Z Shares reimburse sub-transfer agency fees (i) for each position held in an omnibus brokerage account for which American Enterprise Investment Services, Inc. is the broker of record or with respect to which the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., at the rate of $16 per annum, calculated monthly based on the total number of positions in such account at the end of such month; and (ii) with respect to all other accounts, subject to an annual limitation of 0.20% of the average aggregate value of a Fund's Shares maintained in an omnibus account for a dealer firm or transfer agent.

          (v) Class R2, R3, R4 and R5 Shares reimburse sub-transfer agency fees subject to an annual limitation of 0.05% of the average daily net assets of the applicable class.

     8. In certain cases, a Fund service provider may waive or reimburse all or a portion of the expenses of a specific class of Shares of the Fund. The applicable service provider shall report to the Board of Trustees regarding any such waivers or reimbursements, including why they are consistent with the fair and equitable treatment of shareholders of all classes.

III. CLASS ARRANGEMENTS.

     The following summarizes the maximum initial sales loads, contingent deferred sales charges, maximum distribution fees, maximum shareholder servicing fees, maximum plan administration and/or shareholder administration fees, if any, conversion features, exchange privileges and other shareholder service fees, if any, applicable or allocated to each class of Shares of the Trust. Additional details regarding such fees and services are set forth in the relevant Fund's (or Funds') current prospectus(es) and statement of additional information.

     1. CLASS A SHARES

          A.   Maximum Initial Sales Load:

               (i) Equity Funds (including asset allocation and balanced Funds): maximum of 5.75%.

               (ii) Fixed income Funds (other than fixed income Funds listed below): maximum of 4.75%.

               (iii) RiverSource Absolute Return Currency and Income Fund,
                    RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund: 3.00%

          B.   Maximum Contingent Deferred Sales Charge: 1.00%

          C. Maximum Distribution/Shareholder Servicing Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class A Shares of each Fund may pay a distribution fee of up to 0.10% and/or a service fee of up to 0.25%, as set forth in the applicable
               Distribution/Shareholder Servicing Plan.

          D. Conversion Features/Exchange Privileges: Class A Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class A Shares of a Fund may generally be exchanged for Class A Shares of other Funds or funds in the same fund family ("Affiliated Funds"), subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class A Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     2. CLASS B SHARES

          A.   Initial Sales Load: None

          B.   Maximum Contingent Deferred Sales Charge: 5.00%

          C. Maximum Distribution/Shareholder Servicing Fees: Class B Shares may pay distribution and service fees pursuant to a Distribution/Shareholder Servicing Plan as described in the prospectuses as from time to time in effect. Such distribution and service fees may be in amounts up to, but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

          D. Conversion Features/Exchange Privileges: Class B Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class B Shares of a Fund convert into Class A Shares as described in the then-current prospectus for such Shares of such Fund. Class B Shares of a Fund may generally be exchanged for Class B Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class B Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     3. CLASS C SHARES

          A.   Initial Sales Load: None

          B.   Maximum Contingent Deferred Sales Charge: 1.00%

          C. Maximum Distribution/Shareholder Servicing Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class C Shares of each Fund may pay distribution fees of up to 0.75% of the average daily net assets of such Shares and shareholder servicing fees of up to 0.25% of the average daily net assets of such Shares.

          D. Conversion Features/Exchange Privileges: Class C Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class C Shares of a Fund may generally be exchanged for Class C Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class C Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     4. CLASS I SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C.   Distribution/Shareholder Servicing Fees: None

          D. Conversion Features/Exchange Privileges: Class I Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class I Shares of a Fund may generally be exchanged for Class I Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class I Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     5. CLASS R SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C. Maximum Distribution Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class R Shares of each Fund may pay distribution fees of up to 0.50% of the average daily net assets of such Shares.

          D. Conversion Features/Exchange Privileges: Class R Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class R Shares of a Fund may generally be exchanged for Class R Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class R Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     6. CLASS R3 SHARES

          A.   Initial Sales Load: None

          B.   Maximum Contingent Deferred Sales Charge: None

          C. Maximum Distribution/Shareholder Servicing Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class R3 Shares of each Fund may pay distribution fees of up to 0.25% of the average daily net assets of such Shares.

          D. Conversion Features/Exchange Privileges: Class R3 Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class R3 Shares of a Fund may generally be exchanged for Class R3 Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class R3 Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

          F. Plan Administration Services Fee: Class R3 Shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 Shares is equal on an annual basis to 0.25% of average daily net assets attributable to such Shares.

     7. CLASS R4 SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C.   Distribution/Shareholder Servicing Fees: None

          D. Conversion Features/Exchange Privileges: Class R4 Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class R4 Shares of a Fund may generally be exchanged for Class R4 Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class R4 Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

          F. Plan Administration Services Fee: Class R4 Shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R4 Shares is equal on an annual basis to 0.25% of average daily net assets attributable to such Shares.

     8. CLASS R5 SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C.   Distribution/Shareholder Servicing Fees: None

          D. Conversion Features/Exchange Privileges: Class R5 Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class R5 Shares of a Fund may generally be exchanged for Class R5 Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class R5 Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     9. CLASS T SHARES.

          A.   Maximum Initial Sales Load:

                    (a)  For equity Funds: 5.75%

                    (b)  For fixed-income Funds: 4.75%

          B.   Maximum Contingent Deferred Sales Charge: 1.00%

          C. Maximum Distribution/Shareholder Servicing Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class T Shares of each Fund may pay servicing fees of up to 0.50% for equity Funds and 0.40% for fixed income Funds of the average daily net assets of such Shares.

          D. Conversion Features/Exchange Privileges: Class T Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class T Shares of a Fund may generally be exchanged for Class T Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class T Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     10. CLASS W SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C. Maximum Distribution/Shareholder Servicing Fees: Pursuant to a Distribution/Shareholder Servicing Plan, Class W Shares may pay distribution and/or shareholder servicing fees of up to 0.25% of the average daily net assets of such Shares.

          D. Conversion Features/Exchange Privileges: Class W Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class W Shares of a Fund may generally be exchanged for Class W Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class W Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     11. CLASS Y SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C.   Distribution/Shareholder Servicing Fees: None

          D. Conversion Features/Exchange Privileges: Class Y Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. Class Y Shares of a Fund may generally be exchanged for Class Y Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class Y Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

     12. CLASS Z SHARES.

          A.   Initial Sales Load: None

          B.   Contingent Deferred Sales Charge: None

          C.   Distribution/Shareholder Servicing Fees: None

          D. Conversion Features/Exchange Privileges: Class Z Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund. If a shareholder becomes eligible, in accordance with the eligibility requirements described in the prospectuses as from time to time in effect, to purchase Class Z Shares of a Fund, Shares of eligible classes may be exchanged for Class Z Shares of the same Fund, subject to the terms set forth in the prospectuses. An Affiliated Fund that holds Class Z Shares of a Fund may exchange such Shares for Class I Shares of the same Fund, subject to exceptions described in the then-current prospectuses of the Affiliated Fund and Fund. Class Z Shares of a Fund may generally be exchanged for Class Z Shares of Affiliated Funds, subject to exceptions described in the then-current prospectuses of the Fund and Affiliated Fund.

          E. Other Shareholder Services: Class Z Shares of a Fund shall have such arrangements for shareholder services as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such Shares of such Fund.

IV. BOARD REVIEW.

     The Board of Trustees of the Trust shall review this Plan, including the application of the Relative Net Assets Method and the Settled Shares Method to the Funds, as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or Fund expenses), is in the best interests of each class of Shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Board of Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted:                September 7, 2010
Amended and Restated:   September 7, 2010

                                   SCHEDULE A

                     FUNDS AND AUTHORIZED CLASSES OF SHARES

The Funds are authorized to issue those classes of shares representing interests in the Funds as indicated in the following table:

                                                                                              CLASS
                                                              ---------------------------------------------------------------------
Fund                                                           A     B     C     I     R     R3    R4    R5    T     W     Y     Z
----                                                          ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Bond Series, Inc.
   Columbia Floating Rate Fund                                 A     B     C     I     R           R4    R5          W           Z
   Columbia Income Opportunities Fund                          A     B     C     I     R           R4                W     Y     Z
   Columbia Inflation Protected Securities Fund                A     B     C     I     R           R4                W           Z
   Columbia Limited Duration Credit Fund                       A     B     C     I                 R4                W           Z
RiverSource California Tax-Exempt Trust
   RiverSource California Tax-Exempt Fund                      A     B     C
RiverSource Dimensions Series, Inc
   RiverSource Disciplined Small & Mid Cap Equity Fund         A     B     C     I                 R4                W
   RiverSource Disciplined Small Cap Value Fund                A     B     C     I     R     R3
RiverSource Diversified Income Series, Inc.
   Columbia Diversified Bond Fund                              A     B     C     I     R     R3    R4    R5          W           Z
RiverSource Equity Series, Inc.
   Columbia Mid Cap Growth Opportunity Fund                    A     B     C     I     R     R3    R4    R5                      Z
RiverSource Global Series, Inc.
   Columbia Absolute Return Currency and Income Fund           A     B     C     I                                   W           Z
   Columbia Emerging Markets Bond Fund                         A     B     C     I                 R4                W           Z
   Columbia Emerging Markets Opportunity Fund                  A     B     C     I     R           R4    R5          W           Z
   Columbia Global Bond Fund                                   A     B     C     I     R           R4                W           Z
   Columbia Global Equity Fund                                 A     B     C     I     R           R4    R5          W           Z
   Columbia Global Extended Alpha Fund                         A     B     C     I     R           R4                            Z
   Threadneedle Global Equity Income Fund                      A     B     C     I     R           R4

                                                                                              CLASS
                                                              ---------------------------------------------------------------------
Fund                                                           A     B     C     I     R     R3    R4    R5    T     W     Y     Z
----                                                          ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Government Income Series, Inc.
   Columbia U.S. Government Mortgage Fund                      A     B     C     I                 R4                            Z
   RiverSource Short Duration U.S. Government Fund             A     B     C     I     R           R4                W
RiverSource Government Money Market Fund, Inc.
   Columbia Government Money Market Fund                       A     B     C           R                 R5                      Z
RiverSource High Yield Income Series, Inc.
   Columbia High Yield Bond Fund                               A     B     C     I     R     R3    R4    R5          W           Z
RiverSource Income Series, Inc.
   Columbia Income Builder Fund                                A     B     C           R           R4                            Z
   Columbia Income Builder Fund II                             A     B     C                       R4
   Columbia Income Builder Fund III                            A     B     C                       R4
RiverSource International Managers Series, Inc.
   Columbia Multi-Advisor International Value Fund             A     B     C     I                 R4                            Z
   RiverSource Partners International Select Growth Fund       A     B     C     I     R           R4    R5
   RiverSource Partners International Small Cap Fund           A     B     C     I     R           R4    R5
RiverSource International Series, Inc.
   Columbia Asia Pacific ex-Japan Fund                         A           C     I     R                 R5                      Z
   Columbia European Equity Fund                               A     B     C     I                 R4                            Z
   RiverSource Disciplined International Equity Fund           A     B     C     I     R           R4                W
   Threadneedle International Opportunity Fund                 A     B     C     I     R      1    R4
RiverSource Investment Series, Inc.
   Columbia Diversified Equity Income Fund                     A     B     C     I     R     R3    R4    R5          W           Z
   Columbia Large Growth Quantitative Fund                     A     B     C     I     R           R4                W           Z
   Columbia Large Value Quantitative Fund                      A     B     C     I     R           R4          T     W           Z
   Columbia Mid Cap Value Opportunity Fund                     A     B     C     I     R     R3    R4    R5          W           Z
   RiverSource Balanced Fund                                   A     B     C           R           R4    R5

RiverSource Large Cap Series, Inc.
   Columbia Large Core Quantitative Fund                       A     B     C     I     R           R4    R5          W           Z
RiverSource Managers Series, Inc.
   Columbia Multi-Advisor Small Cap Value Fund                 A     B     C     I     R     R3    R4    R5                      Z
   RiverSource Partners Fundamental Value Fund                 A     B     C     I                 R4
RiverSource Market Advantage Series, Inc.
   Columbia Portfolio Builder Aggressive Fund                  A     B     C           R           R4                            Z
   Columbia Portfolio Builder Conservative Fund                A     B     C                       R4
   Columbia Portfolio Builder Moderate Aggressive Fund         A     B     C           R           R4                            Z
   Columbia Portfolio Builder Moderate Conservative Fund       A     B     C           R           R4                            Z
   Columbia Portfolio Builder Moderate Fund                    A     B     C           R           R4                            Z
   Columbia Portfolio Builder Total Equity Fund                A     B     C           R           R4                            Z
   RiverSource S&P 500 Index Fund                              A                                                                 Z
   RiverSource Small Company Index Fund                        A     B                             R4
RiverSource Money Market Series, Inc.
   Columbia Money Market Fund                                  A     B     C     I     R                 R5          W           Z
RiverSource Sector Series, Inc.
   Columbia Dividend Opportunity Fund                          A     B     C     I     R           R4    R5          W           Z
   RiverSource Real Estate Fund                                A     B     C     I                 R4                W
RiverSource Selected Series, Inc.
   RiverSource Precious Metals and Mining Fund                 A     B     C     I                 R4
RiverSource Series Trust
   Columbia 120/20 Contrarian Equity Fund                      A     B     C     I                                               Z
   Columbia Recovery and Infrastructure Fund                   A     B     C     I     R           R4    R5                      Z
   Columbia Retirement Plus 2010 Fund                          A           C                                                     Z
   Columbia Retirement Plus 2015 Fund                          A           C                                                     Z
   Columbia Retirement Plus 2020 Fund                          A           C                                                     Z
   Columbia Retirement Plus 2025 Fund                          A           C                                                     Z

   Columbia Retirement Plus 2030 Fund                          A           C           R                                         Z
   Columbia Retirement Plus 2035 Fund                          A           C           R                                         Z
   Columbia Retirement Plus 2040 Fund                          A           C           R                                         Z
   Columbia Retirement Plus 2045 Fund                          A           C           R           R4                            Z
RiverSource Special Tax-Exempt Series Trust
   Columbia Minnesota Tax-Exempt Fund                          A     B     C                                                     Z
   RiverSource New York Tax-Exempt Fund                        A     B     C
RiverSource Strategic Allocation Series, Inc.
   Columbia Strategic  Allocation Fund                         A     B     C     I     R           R4                            Z
   RiverSource Strategic Income Allocation Fund                A     B     C           R           R4    R5
RiverSource Strategy Series, Inc.
   Columbia Equity Value Fund                                  A     B     C     I     R     R3    R4    R5          W           Z
RiverSource Tax-Exempt Income Series, Inc.
   RiverSource Tax-Exempt High Income Fund                     A     B     C
RiverSource Tax-Exempt Series, Inc.
   Columbia AMT-Free Tax-Exempt Bond Fund                      A     B     C                                                     Z
   RiverSource Intermediate Tax-Exempt Fund                    A     B     C
Seligman Capital Fund, Inc.                                    A     B     C     I     R                 R5
Columbia Seligman Communications and Information Fund, Inc.    A     B     C     I     R     R3    R4    R5                      Z
Columbia Frontier Fund, Inc.                                   A     B     C     I     R           R4    R5                      Z
Seligman Global Fund Series, Inc.
   Columbia Seligman Global Technology Fund                    A     B     C     I     R           R4    R5                      Z
Seligman Growth Fund, Inc.                                     A     B     C     I     R           R4    R5
Seligman LaSalle Real Estate Fund Series, Inc.
RiverSource LaSalle Global Real Estate Fund                    A           C     I     R           R4    R5
RiverSource LaSalle Monthly Dividend Real Estate Fund          A     B     C     I     R     R3    R4    R5

Seligman Municipal Fund Series, Inc.
Seligman Minnesota Municipal Fund                              A           C
Seligman National Municipal Fund                               A           C
Seligman New York Municipal Fund                               A           C
Seligman Municipal Series Trust
Seligman California Municipal High-Yield Fund                  A           C
Seligman California Municipal Quality Fund                     A           C
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2015 Fund                                  A           C           R                 R5
Seligman TargETFund 2025 Fund                                  A           C           R                 R5
Seligman TargETFund 2035 Fund                                  A           C           R                 R5
Seligman TargETFund 2045 Fund                                  A           C           R                 R5
Seligman TargETFund Core Fund                                  A           C           R                 R5
Seligman Value Fund Series, Inc.
Columbia Select Large-Cap Value Fund                           A     B     C     I     R           R4    R5          W           Z
Columbia Select Smaller-Cap Value Fund                         A     B     C     I     R           R4    R5                      Z